EXHIBIT 99
                        Joint Filer Information

Designated Filer:              BLUM CAPITAL PARTNERS, L.P.
Statement for Month/Day/Year:  November 29, 2006
Issuer & Symbol:               CB Richard Ellis Group, Inc. (CBG)
Address of each Reporting Person for this Form 4:
   909 Montgomery Street, Suite 400, San Francisco, CA  94133
Relationship to Issuer of each Reporting Person:  10% Owner

Signatures

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this statement is true, complete and correct.

December 1, 2006

RICHARD C. BLUM & ASSOCIATES, INC.      BLUM CAPITAL PARTNERS, L.P.
                                        By: Richard C. Blum & Associates, Inc.,
                                            its general partner

By:  /s/ Gregory D. Hitchan             By: /s/ Gregory D. Hitchan
     -----------------------              -------------------------
     Gregory D. Hitchan                    Gregory D. Hitchan
     Partner, Chief Operating              Partner, Chief Operating Officer,
     Officer, General Counsel and          General Counsel and Secretary
     Secretary


BLUM STRATEGIC GP, L.L.C.               BLUM STRATEGIC PARTNERS, L.P.
                                        By:  BLUM STRATEGIC GP, L.L.C.,
                                              its general partner



By:  /s/ Gregory D. Hitchan             By:  /s/ Gregory D. Hitchan
     -----------------------                ---------------------------
     Gregory D. Hitchan,                     Gregory D. Hitchan,
     Member and General Counsel              Member and General Counsel


BLUM STRATEGIC GP II, L.L.C.            BLUM STRATEGIC PARTNERS II, L.P.
                                        By:  BLUM STRATEGIC GP II, L.L.C.,
                                              its general partner



By:  /s/ Gregory D. Hitchan             By:  /s/ Gregory D. Hitchan
     -----------------------                ---------------------------
     Gregory D. Hitchan,                     Gregory D. Hitchan,
     Managing Member & General Counsel       Managing Member & General Counsel



BLUM STRATEGIC PARTNERS II GMBH & CO. KG
By:  BLUM STRATEGIC GP II, L.L.C.,
     its managing limited partner



By:  /s/ Gregory D. Hitchan
     ------------------------------
     Gregory D. Hitchan, Managing Member & General Counsel